[LOGO]

                                Managed Municipal
                                   Fund Shares

                               Semi-Annual Report
                                 April 30, 1999

PORTFOLIO DIVERSIFICATION BY STATE
--------------------------------------------------------------------------------

                                   [GRAPHIC]



                                State Allocation


                      % of                                             % of
                    Municipal                                        Municipal
                      Bonds                                            Bonds
                    ---------                                        ---------
Texas                 15.9%                         Maryland            2.9%
Virginia              12.0                          Illinois            2.6
North Carolina        11.6                          Ohio                2.4
Minnesota              8.7                          Delaware            2.0
Kansas                 6.2                          Utah                1.9
Florida                6.0                          Missouri            1.8
South Carolina         5.2                          Indiana             1.4
Wisconsin              5.0                          Oregon              1.4
Washington             4.6                          Hawaii              0.7
Tennessee              4.3                                            -----
Georgia                3.4                          Total             100.0%


Average Maturity                                 9.2 years
 ..........................................................
Average Duration                                 6.8 years
 ..........................................................
Quality Breakdown:
 ..........................................................
  AAA                                            60%
 ..........................................................
   AA                                            40%

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

     We are pleased to report on the progress of your Fund for the period ended April 30, 1999. As of this date, the Fund recorded a 12-month total return of 6.5%. Since its inception on February 26, 1990, the Fund has produced a cumulative total return of 84.44%, which translates into an average annual total return of 6.9%. These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. Please see the "ISI Economic Outlook" section for further details.

Overview

     The general level of municipal rates moved marginally lower over the last 12 months, down about 15 basis points. The last year however was volatile. In conjunction with Treasuries, Municipal yields fell to their lowest levels in early October. In the following months, influenced by strong economic growth, rates climbed (Municipals rose 35 basis points). Currently, rates are above the average for the last year even though inflation is very low. Please see chart below.



                       Fair Market Yield Curves -- History

                                    [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

                FAIR MARKET YIELD CURVES - HISTORY

                              4/30/98                  4/30/99
                         U.S. Treasury Yield      U.S. Treasury Yield
                             < 6% Coupon              < 6% Coupon

3 MO ..................       5.10                      4.63
6 MO ..................       5.37                      4.74
1 YR ..................       5.55                      4.96
2 YR ..................       5.58                      5.09
3 YR ..................       5.64                      5.18
4 YR ..................       5.68                      5.28
5 YR ..................       5.66                      5.22
7 YR ..................       5.72                      5.42
8 YR ..................       5.75                      5.43
9 YR ..................       5.75                      5.41
10 YR .................       5.68                      5.32
15 YR .................       5.92                      5.77
20 YR .................       6.03                      5.93
25 YR .................       6.04                      5.90
30 YR .................       5.96                      5.71

     Looking over the last five years, yields on high quality long term municipal bonds have fallen from 6.09% in April 1994 to 4.97% currently. The fund's long average maturity has meant its total return (income plus capital appreciation) has been 6.76%. This compares favorably with the average yield over the period of 5.48%. However, after this long period of generally declining rates, the fund has been forced to trim its dividend rate from 4.5 cents per month to 4.0 cents per month. The fund's dividend payout policy is a conservative one and this corresponds with the fund's generally conservative investment approach which stresses high credit quality.

--------------------------------------------------------------------------------
Top Quality Has Value

     The yield on top grade municipals is close to the yield on moderate quality bonds. Three years ago, the yield spread between AAA and BBB was 80 basis points; currently the difference has narrowed to 37 basis points. Given the volatile nature of the economy today, ISI sees good investment value in the best grade municipal bonds. Please see the table below for the recent relationship between top and medium grade municipals.

                       Yield Spread between long maturity
                           AAA and BBB Municipal Bonds
                          Yield on BBB minus AAA G.O.'s
--------------------------------------------------------------------------------
    4/95          4/96           4/97           4/98           4/99
--------------------------------------------------------------------------------
   + 60 bp       + 80 bp        + 70 bp        + 35 bp        + 37 bp


Value of Long Maturity Municipals

     The recent increase in yield on long term municipal bonds has pushed up their relative yield versus Treasuries while the relative yield on shorter maturity issues has fallen. Please see the table below for a year-to-year comparison.

                % of Treasury Yield for Same Maturity Municipals

      Maturity                 April, 1999                 April, 1998
--------------------------------------------------------------------------------
       5 year                     72.7%                       75.1%
--------------------------------------------------------------------------------
      10 year                     77.5%                       80.0%
--------------------------------------------------------------------------------
      20 year                     82.9%                       84.5%
--------------------------------------------------------------------------------
      30 year                     87.8%                       86.4%


     We would like to welcome our new investors to the Fund and thank those who have been with us for some time. We appreciate your confidence.


Sincerely,



/s/ R. Alan Medaugh
--------------------
R. Alan Medaugh

President



May 7, 1999

ECONOMIC OUTLOOK FOR 1999
--------------------------------------------------------------------------------

Overview

     ISI expects U.S. real Gross Domestic Product (GDP) to slow to 3% over the rest of 1999. In a global context, we expect Japan, the World's second largest economy to remain weak under the weight of declining employment and capital expenditures. In each of the last three years, after a growth scare, yields on long term Treasuries have declined. ISI expects this year's slowing of the U.S. economy to produce a similar interest rate decline.

U.S. Economy

     Since the start of last year's strong fourth quarter, oil prices are up by $3 per barrel, bond yields are up by 1% and home mortgage refinancing activity has declined by roughly 65%. As a result of these changes, we expect the U.S. to slow down.

     Already the U.S. economy's performance has begun to slow its rate of growth. Activity is still at a very high level, but momentum is slowing, as can be seen by the year-on-year slowdowns in employment, help-wanted ads, home sales, consumer sentiment, and nondefense capital goods orders. Please see graph below of Existing Home Sales which shows the change of momentum in this strong part of the economy.



               U.S. EXISTING HOME SALES 3 Mo. Avg. Y/Y % Mar 8.2%

                                    [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

                                                      U.S. Existing
                                                        Home Sales
                                                     3 Mo. Avg. Y/Y%
                                                     ---------------
        31-Jan-88....................................     -14.5
        29-Feb-88....................................     -13.7
        31-Mar-88....................................      -9.9
        30-Apr-88....................................      -6.9
        31-May-88....................................      -4.0
        30-Jun-88....................................       0.8
        31-Jul-88....................................       3.0
        31-Aug-88....................................       6.8
        30-Sep-88....................................       7.1
        31-Oct-88....................................       8.1
        30-Nov-88....................................       8.5
        31-Dec-88....................................      12.0
        31-Jan-89....................................      14.3
        28-Feb-89....................................      13.3
        31-Mar-89....................................       7.2
        30-Apr-89....................................      -1.3
        31-May-89....................................      -7.7
        30-Jun-89....................................     -12.3
        31-Jul-89....................................     -12.5
        31-Aug-89....................................     -10.1
        30-Sep-89....................................      -5.9
        31-Oct-89....................................      -3.8
        30-Nov-89....................................      -3.2
        31-Dec-89....................................      -6.9
        31-Jan-90....................................      -4.5
        28-Feb-90....................................      -4.4
        31-Mar-90....................................      -0.3
        30-Apr-90....................................      -0.1
        31-May-90....................................       2.6
        30-Jun-90....................................       2.8
        31-Jul-90....................................       1.9
        31-Aug-90....................................       0.2
        30-Sep-90....................................      -4.4
        31-Oct-90....................................      -7.4
        30-Nov-90....................................     -10.9
        31-Dec-90....................................     -11.7
        31-Jan-91....................................     -15.1
        28-Feb-91....................................     -14.6
        31-Mar-91....................................     -12.6
        30-Apr-91....................................      -5.2
        31-May-91....................................       0.1
        30-Jun-91....................................       3.9
        31-Jul-91....................................       3.8
        31-Aug-91....................................      -1.0
        30-Sep-91....................................      -1.2
        31-Oct-91....................................      -2.1
        30-Nov-91....................................       0.5
        31-Dec-91....................................       3.7
        31-Jan-92....................................       8.0
        29-Feb-92....................................      13.3
        31-Mar-92....................................      14.3
        30-Apr-92....................................      12.1
        31-May-92....................................       5.6
        30-Jun-92....................................       2.0
        31-Jul-92....................................       1.1
        31-Aug-92....................................       3.0
        30-Sep-92....................................       5.1
        31-Oct-92....................................       9.0
        30-Nov-92....................................      14.3
        31-Dec-92....................................      19.5
        31-Jan-93....................................      16.5
        28-Feb-93....................................      10.6
        31-Mar-93....................................       2.2
        30-Apr-93....................................      -0.2
        31-May-93....................................       0.9
        30-Jun-93....................................       4.9
        31-Jun-93....................................       9.2
        31-Aug-93....................................      14.1
        30-Sep-93....................................      15.5
        31-Oct-93....................................      13.4
        30-Nov-93....................................      12.2
        31-Dec-93....................................      11.1
        31-Jan-94....................................      13.2
        28-Feb-94....................................      12.0
        31-Mar-94....................................      14.5
        30-Apr-94....................................      15.5
        31-May-94....................................      17.3
        30-Jun-94....................................      13.0
        31-Jul-94....................................       6.7
        31-Aug-94....................................       1.9
        30-Sep-94....................................      -1.2
        31-Oct-94....................................      -2.1
        30-Nov-94....................................      -5.9
        31-Dec-94....................................      -9.2
        31-Jan-95....................................     -10.1
        28-Feb-95....................................      -9.5
        31-Mar-95....................................      -8.4
        30-Apr-95....................................     -11.8
        31-May-95....................................     -12.1
        30-Jun-95....................................      -9.6
        31-Jul-95....................................      -2.7
        31-Aug-95....................................       3.2
        30-Sep-95....................................       5.9
        31-Oct-95....................................       9.1
        30-Nov-95....................................      10.0
        31-Dec-95....................................       9.2
        31-Jan-96....................................       8.7
        29-Feb-96....................................      10.0
        31-Mar-96....................................      12.0
        30-Apr-96....................................      18.6
        31-May-96....................................      19.4
        30-Jun-96....................................      16.3
        31-Jul-96....................................      10.7
        31-Aug-96....................................       5.0
        30-Sep-96....................................       3.5
        31-Oct-96....................................       0.2
        30-Nov-96....................................       0.1
        31-Dec-96....................................       1.8
        31-Jan-97....................................       2.9
        28-Feb-97....................................       3.2
        31-Mar-97....................................       1.7
        30-Apr-97....................................      -1.1
        31-May-97....................................      -1.9
        30-Jun-97....................................       0.1
        31-Jul-97....................................       2.2
        31-Aug-97....................................       3.9
        30-Sep-97....................................       6.4
        31-Oct-97....................................       9.4
        30-Nov-97....................................       9.9
        31-Dec-97....................................      10.1
        31-Jan-98....................................       8.2
        28-Feb-98....................................      10.9
        31-Mar-98....................................      14.3
        30-Apr-98....................................      18.0
        31-May-98....................................      17.1
        30-Jun-98....................................      16.0
        31-Jul-98....................................      15.8
        31-Aug-98....................................      15.3
        30-Sep-98....................................      11.7
        31-Oct-98....................................       8.0
        30-Nov-98....................................       9.5
        31-Dec-98....................................      11.3
        31-Jan-99....................................      12.9
        28-Feb-99....................................      10.2
        31-Mar-99....................................       7.8


     The above mentioned swings, plus the change from tax refunds to April 15 tax payments, are likely to slow U.S. growth to 3% going forward. The shift to slower growth is likely to produce lower U.S. interest rates.

--------------------------------------------------------------------------------

Inflation

     ISI expects U.S. inflation to be under 1.25% for 1999. A large part of the good inflation news comes from restrained wage growth and high worker productivity. The U.S. recently reported its Employment Cost Index (ECI) registered a low 0.4% increase (1.6% annual rate) for the first quarter. The U.S. slowdown in labor costs is also being echoed in a number of other economies around the world. For example, average hourly earnings are in slowing trends in the UK, Australia, France, and Italy. Average monthly wages are down 1.7% year to year in Japan. In Singapore, 60% of companies plan to freeze staff wages. Wages respond with a lag. So, the global slump in 1998 may be slowing wages in 1999. In addition, restructurings and mergers in the U.S., Europe, and now Japan are putting labor on the defensive. A global slowdown in wage inflation seems to be unfolding and this would result in very low inflation reports. Low inflation means that real interest rates, what's left after deducting inflation from a bond's yield, will be high even if long term Treasury rates drop.

World Economy

     ISI expects only moderate world growth in 1999. For example, prices in Japan are declining on all fronts, i.e. consumer prices, wages, property prices, and rents. In the face of this deflation, employment is also declining, down 250,000 month-to-month in March alone, which would be the equivalent of a 500,000 drop in our monthly employment report, i.e. a stunning plunge. There are clear growth positives emerging for Japan, most notably, permanent cuts in tax rates and zero interest rates. But these are likely to be offset by declining employment, pay cuts, and cuts in capital expenditures. Japan's government is encouraging restructurings. Indeed, another step in that direction was taken recently when the government announced it was putting together "a package of bills to promote corporate restructuring and eliminate excess capacity." The government also approved a plan recently calling for a decade-long freeze on its hiring of new workers. The plan's objective is to cut government employment by 250,000 over the next 10 years. The world's second largest economy looks likely to experience another year of sub-par growth, setting a subdued tone for Asia in general.

     Looking out a year, stronger growth is possible after a prolonged series of Central Bank easings (134 over the last 7 months). The stock markets are performing well around the world, reflecting a long term optimism about growth but the near term difficulties sighted above are likely to produce sluggish growth in 1999. We will be using our proprietary surveys of U.S. companies and international economic reports to monitor changes in global growth prospects.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter.

     The SEC standardized total return figures include the impact of the maximum initial sales charge for the Class A Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge.


Average Annual Total Return

  Periods Ended   3/31/99              1 Year     5 Years    Since Inception*
--------------------------------------------------------------------------------
  Class A Shares                        0.81%      5.78%          6.58%
 ................................................................................
  * 10/23/90


     While the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund is adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC total return figures may differ from total return figures in the shareholder letter because the time periods may be different and because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, and investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Statement of Net Assets                                           April 30, 1999
(Unaudited)
                                             Rating*           Par        Market
Issuer                                    (Moody's/S&P)       (000)        Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS: 95.8%
General Obligations--71.4%
Arlington County, VA
   5.00%, 10/1/14 .................       Aaa/AAA        $2,000       $2,050,700
Arlington, TX, School District
   5.75%, 2/15/21 .................       AAA/NR**        1,465        1,536,038
Charlotte, NC
   5.30%, 4/1/11 ..................       Aaa/AAA         1,590        1,680,519
   5.30%, 4/1/12 ..................       Aaa/AAA         3,445        3,630,065
Dallas, TX
   5.00%, 2/15/10 .................       Aaa/AAA         1,750        1,838,655
   5.00%, 2/15/13 .................       Aaa/AAA         1,755        1,783,168
Delaware State, Series "A"
   5.125%, 4/1/16 .................       Aa1/AA+         2,150        2,180,659
Dupage County, IL, Jail Project
   5.60%, 1/1/21 ..................       Aaa/AAA         1,600        1,719,392
Florida Board of Education
   6.125%, 6/1/12 .................       Aa2/AA+         2,250        2,408,693
Florida Board of Education
   5.50%, 6/1/21 ..................       Aa2/AA+         2,000        2,064,980
Franklin County, OH
   5.45%, 12/1/09 .................       Aaa/AAA         1,500        1,618,695
   5.50%, 12/1/13 .................       Aaa/AAA         1,000        1,068,470
Georgia State Series "D"
   5.25%, 8/1/09 ..................       Aaa/AAA         1,580        1,703,287
   5.00%, 8/1/10 ..................       Aaa/AAA         2,000        2,101,840
Grand Prairie, TX, School District
   5.20%, 2/15/18 .................       Aaa/AAA         2,000        2,017,140
King County, WA
   5.20%, 12/1/15 .................       Aa1/AA+         2,500        2,559,875
   5.00%, 12/1/17 .................       Aa1/AA+         2,565        2,555,663
Maryland State & Local Facilities,
   Second Series
   5.125%, 10/15/10 ...............       Aaa/AAA         3,000        3,168,090
Metropolitan Government Nashville &
   Davidson County, TN
   5.125%, 11/15/19 ...............       Aa2/AA          2,000        1,988,640

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                               April 30, 1999
(Unaudited)
                                             Rating*           Par        Market
Issuer                                    (Moody's/S&P)       (000)        Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- continued
General Obligations--continued
Minneapolis, MN Ref - Series "B"
   5.20%, 3/1/13 ....................     Aaa/AAA        $3,200      $ 3,314,976
Minneapolis, MN, Sports Arena Project
   5.00%, 10/1/11 ...................     Aaa/AAA         1,710        1,772,176
Minneapolis, MN, Sports Arena Project
   5.00%, 10/1/12 ...................     Aaa/AAA         1,920        1,979,846
Minnesota State
   5.00%, 11/1/14 ...................     Aaa/AAA         2,500        2,545,375
Missouri State Series "A"
   5.00%, 6/1/23 ....................     Aaa/AAA         2,000        1,983,320
North Carolina Public School Building
   4.60%, 4/1/17 ....................     Aaa/AAA         5,000        4,810,700
Plano, TX Independent School District
   5.00%, 2/15/11 ...................     Aaa/AAA         3,000        3,036,720
Portland, OR, Metro Regional
   Government Ult
   5.25%, 9/1/07 ....................     Aa/AA+          1,500        1,582,470
Salt Lake County, UT
   5.25%, 12/15/10 ..................     Aaa/AAA         2,000        2,120,260
South Carolina Capital Improvement
   5.00%, 3/1/09 ....................     Aaa/AAA         2,700        2,824,443
   5.625%, 7/1/14 ...................     Aaa/AAA         2,700        2,911,248
Tennessee State
   5.50%, 3/1/09 ....................     Aaa/AAA         1,535        1,653,702
   5.55%, 3/1/10 ....................     Aaa/AAA         1,000        1,079,910
Washington State:
   Series "A" 5.60%, 7/1/10 .........     Aa1/AA+         1,500        1,597,980
   Series "E" 5.00%, 7/1/22 .........     Aa1/AA+         2,000        1,948,980
   Series "R" 5.00%, 7/1/14 .........     Aa1/AA+         2,250        2,275,425
Wisconsin State:
   Series "1" 5.00%, 5/1/15 .........     Aa2/AA          1,000        1,006,460
   Series "B" 5.00%, 5/1/16 .........     Aa2/AA          3,500        3,510,045
   Series "B" 5.00%, 5/1/18 .........     Aa2/AA          1,000          989,120
                                                                     -----------
                                                                      82,617,725
                                                                     -----------

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
                                             Rating*        Par        Market
Issuer                                    (Moody's/S&P)    (000)        Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- continued
General Obligations--concluded
Other Revenue--2.4%
Texas Water Development Board Revenue
   4.75%, 7/15/20 .....................     Aa1/AAA      $3,000     $  2,834,940
                                                                    ------------
Prerefunded Issues--12.5%
Arlington, TX, School District
   5.75%, 2/15/21 .....................     Aaa/NR**      3,535        3,849,862
Charlotte, NC
   5.80%, 2/1/16 ......................     Aaa/AAA       2,500        2,746,850
Chicago, IL, Metropolitan Water
   Reclamation District-Greater Chicago
   6.30%, 12/1/09 .....................     Aa2/AA        1,000        1,127,040
Indianapolis, IN, Public Improvement
   Board Revenue
   6.00%, 1/10/18 .....................     Aaa/AAA       1,500        1,612,845
Lower Colorado River Authority,
   Jr. Lien
   5.25%, 1/1/15 ......................     #AAA/AAA      2,000        2,098,200
State of Hawaii Prerefunded
   7.00%, 6/1/06 ......................     #AAA/++         750          778,815
Texas State
   6.00%, 10/1/14 .....................     Aa2/AA        2,000        2,202,260
                                                                    ------------
                                                                      14,415,872
                                                                    ------------
Transportation Revenue--9.5%
Florida Transportation
   5.80%, 7/1/18 ......................     Aa2/AA+       2,000        2,207,180
Kansas Transportation
   5.40%, 3/1/09 ......................     Aa2/AA+       2,000        2,103,720
   5.40%, 3/1/09 ......................     Aa2/AA+       2,500        2,673,250
Virginia State Transportation Board
   5.125%, 5/15/21 ....................     Aa2/AA        4,000        3,966,000
                                                                    ------------
                                                                      10,950,150
                                                                    ------------
Total Municipal Bonds
  (Cost $105,307,888) .................                              110,818,687
                                                                    ------------

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                               April 30, 1999
(Unaudited)
                                                                         Market
Issuer                                                                    Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 0.4%
Goldman Sachs & Co., 4.80%
   Dated 4/30/99, to be repurchased for $421,168 on
   5/3/99, collateralized by U.S. Treasury Bonds with
   a market value of $429,807
   (Cost $421,000) .........................................        $    421,000
                                                                    ------------
Total Investments--96.2%
  (Cost $105,728,888)*** ...................................         111,239,687
Other Assets in Excess of Liabilities--3.8% ................           4,451,538
                                                                    ------------
Total Net Assets--100.0% ...................................        $115,691,225
                                                                    ------------
Net Asset Value and Redemption Price Per:
  Flag Investors Class A Share
    ($36,728,661 divided by 3,377,193 shares outstanding) ..        $      10.88
                                                                    ============
  ISI Class Share
    ($78,962,564 divided by 7,259,041 shares outstanding) ..        $      10.88
                                                                    ============

Maximum Offering Price Per:
  Flag Investors Class A Share
    ($10.88 divided by 0.9550) .............................        $      11.39
                                                                    ============
  ISI Class Share
    ($10.88 divided by 0.9555) .............................        $      11.39
                                                                    ============
--------
     * The Moody's and Standard & Poor's ratings indicated are believed to be the most recent ratings available as of April 30, 1999.
    **  Not rated.
   ***  Also Aggregate cost for federal tax purposes.
    ++ Prerefunded bonds backed by U.S. Treasury securities. Absent prerefunding, this obligation is rated Aa3/A+.

Moody's Municipal Bond Ratings:
   Aaa  Judged to be of the best quality
    Aa Judged to be of high quality by all standards. Issues are always rated with a 1,2 or 3, which denote a high, medium, or low ranking within the rating.
  #AAA Advance refunded issues secured by escrowed funds held in cash, held in a trust or invested in direct non-callable U.S. government obligations or non-callable obligations
    NR  Not rated.

S&P Municipal Bond Rating:
   AAA  Of the highest quality.
    AA The second strongest capacity for payments of debt service. Those issues determined to possess very strong safety characteristics are denoted with a plus(+) sign.
    NR  Not rated.

                       This page intentionally left blank.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

Statement of Operations
                                                                     For the
                                                                Six Months Ended
                                                                    April 30,
--------------------------------------------------------------------------------
                                                                      1999(1)
Investment Income:
   Interest ....................................................    $ 2,944,580
                                                                    -----------
Expenses:
   Investment advisory fee .....................................        234,105
   Distribution fee ............................................        146,316
   Administration fee ..........................................        117,053
   Professional fees ...........................................         71,564
   Accounting ..................................................         28,616
   Registration ................................................         23,533
   Transfer Agent ..............................................         21,711
   Printing & Postage ..........................................         20,995
   Custodian fee ...............................................         10,594
   Miscellaneous ...............................................         13,172
                                                                    -----------
         Total expenses ........................................        687,659
   Less: Fees waived ...........................................       (160,923)
                                                                    -----------
Net expenses ...................................................        526,736
                                                                    -----------
Net investment income ..........................................      2,417,844
                                                                    -----------
Net realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions ................        227,001
   Change in unrealized appreciation/depreciation of investments     (1,114,438)
                                                                    -----------
   Net loss on investments .....................................       (887,437)
                                                                    -----------
Net increase in net assets resulting from operations ...........    $ 1,530,407
                                                                    ===========

---------------
(1)  Unaudited.

                       See Notes to Financial Statements.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                     For the Six       For the Year
                                                    Months Ended           Ended
                                                      April 30,         October 31,
------------------------------------------------------------------------------------
                                                       1999(1)              1998
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income ......................     $  2,417,844      $  4,931,438
   Net realized gain from security transactions          227,001           910,737
   Change in unrealized appreciation/
      (depreciation) of investments ...........       (1,114,438)        2,598,160
                                                    ------------      ------------
   Net increase in net assets resulting
      from operations .........................        1,530,407         8,440,335
                                                    ------------      ------------
Dividends to Shareholders from:
   Net investment income and
      net realized short-term gains:
      Flag Investors Class A Shares ...........         (932,725)       (1,861,540)
      ISI Class Shares ........................       (1,977,900)       (3,912,967)
   Net realized mid-term and long-term gains:
      Flag Investors Class A Shares ...........             --            (106,065)
      ISI Class Shares ........................             --            (218,689)
                                                    ------------      ------------
   Total distributions ........................       (2,910,625)       (6,099,261)
                                                    ------------      ------------
Capital Share Transactions:
   Proceeds from sale of shares ...............        4,322,066         7,880,427
   Value of shares issued in
      reinvestment of dividends ...............        1,447,758         3,000,727
   Cost of shares repurchased .................       (6,659,002)      (12,655,343)
                                                    ------------      ------------
   Decrease in net assets derived from capital
      share transactions ......................         (889,178)       (1,774,189)
                                                    ------------      ------------
   Total increase/(decrease) in net assets ....       (2,269,396)          566,885

 Net Assets:
   Beginning of period ........................      117,960,621       117,393,736
                                                    ------------      ------------
   End of period including undistributed net
      investment income/(loss) of ($233,663)
      and $32,118, respectively ...............     $115,691,225      $117,960,621
                                                    ============      ============

--------------
(1) Unaudited.

                       See Notes to Financial Statements.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
Financial Highlights -- Flag Investors Class A
(For a share outstanding throughout each period)


                                                               For the
                                                            Period Ended
                                                              April 30,
--------------------------------------------------------------------------
                                                               1999(1)
--------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value at beginning of period ...............   $    11.01
                                                            ----------
Income from Investment Operations:
   Net investment income ................................         0.22
   Net realized and unrealized gain/(loss) on investments        (0.08)
                                                            ----------
   Total from Investment Operations .....................         0.14
                                                            ----------
Less Distributions:
   Distributions from net investment income
      and net realized short-term gains .................        (0.27)
   Distributions from net realized mid-term and
      long-term gains ...................................         --
                                                            ----------
   Total distributions ..................................        (0.27)
                                                            ----------
   Net asset value at end of period .....................   $    10.88
                                                            ==========
Total Return ............................................         1.29%
Ratios to Average Daily Net Assets:
   Expenses(2)...........................................         0.90%(4)
   Net investment income(3)..............................         4.13%(4)
Supplemental Data:
   Net assets at end of period (000):
      Flag Investors Class A Shares .....................   $   36,729
      ISI Class Shares ..................................   $   78,962
   Portfolio turnover rate ..............................            4%


-----------------
(1)  Unaudited.
(2) Without the waiver of advisory and administration fees (Note 2), the ratio of expenses to average daily net assets would have been 1.17% (annualized), 1.13%, 1.10%, 1.13%, 1.10% and 1.11% for the six months ended April 30,
     1999, and the years ended October 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(3) Without the waiver of advisory and administration fees (Note 2), the ratio of net investment income to average daily net assets would have been 3.85% (annualized), 4.01%, 4.26%, 4.25%, 4.52% and 4.16% for the six months ended April 30, 1999, and the years ended October 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(4)  Annualized.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------



                                                                                  For the Years Ended October 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                  1998          1997           1996           1995           1994
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value at beginning of period ...............    $    10.79    $    10.58     $    10.65     $     9.81     $    11.10
                                                             ----------    ----------     ----------     ----------     ----------
Income from Investment Operations:
   Net investment income ................................          0.46          0.52           0.48           0.48           0.46
   Net realized and unrealized gain/(loss) on investments          0.33          0.24           --             0.98          (1.15)
                                                             ----------    ----------     ----------     ----------     ----------
   Total from Investment Operations .....................          0.79          0.76           0.48           1.46          (0.69)
                                                             ----------    ----------     ----------     ----------     ----------
Less Distributions:
   Distributions from net investment income
      and net realized short-term gains .................         (0.54)        (0.52)         (0.54)         (0.54)         (0.56)
   Distributions from net realized mid-term and
      long-term gains ...................................         (0.03)        (0.03)         (0.01)         (0.08)         (0.04)
                                                             ----------    ----------     ----------     ----------     ----------
   Total distributions ..................................         (0.57)        (0.55)         (0.55)         (0.62)         (0.60)
                                                             ----------    ----------     ----------     ----------     ----------
   Net asset value at end of period .....................    $    11.01    $    10.79     $    10.58     $    10.65     $     9.81
                                                             ==========    ==========     ==========     ==========     ==========
Total Return ............................................          7.51%         7.43%          4.67%         15.42%         (6.49)%
Ratios to Average Daily Net Assets:
   Expenses(2)...........................................          0.90%         0.90%          0.90%          0.90%          0.90%
   Net investment income(3)..............................          4.24%         4.46%          4.48%          4.72%          4.37%
Supplemental Data:
   Net assets at end of period (000):
      Flag Investors Class A Shares .....................    $   37,212    $   38,390     $   41,193     $   45,980     $   49,903
      ISI Class Shares ..................................    $   80,749    $   79,003     $   84,712     $   86,292     $   83,607
   Portfolio turnover rate ..............................            18%           26%            32%            55%            37%

                       See Notes to Financial Statements.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1 -- Significant Accounting Policies

     Managed Municipal Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on January 5, 1990 and began operations February 26, 1990, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of total return with relative stability of principal as well as the secondary objective of high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.

     The Fund consists of two share classes: ISI Managed Municipal Fund Shares ("ISI Class Shares"), which began February 26, 1990, and Flag Investors Managed Municipal Fund Class A Shares ("Flag Investors Class A Shares"), which began October 23, 1990.

     The ISI Class Shares have a 4.45% maximum front-end sales charge and the Flag Investors Class A Shares have a 4.50% maximum front-end sales charge. Both classes have a 0.25% distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's presentation. The Fund's significant accounting policies are:

     A. Security Valuation--Municipal obligations are usually traded in the over-the-counter market. The Fund utilizes the services of an independent pricing vendor to obtain prices when such prices are determined by the Investment Advisor to reflect the fair market value of such municipal obligations. When there is an available market quotation, the Fund values a municipal obligation by using the most recent quoted bid price provided by an investment dealer. When a market quotation is not readily available, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost which approximates fair market value.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

NOTE 1 -- concluded

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults, the value of the collateral declines or the broker enters into an insolvency proceeding.

     C. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

               The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. Security Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification cost method for financial reporting and income tax purposes to determine the gain or loss of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

     International Strategy & Investment Inc. ("ISI") is the Fund's investment advisor and Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's administrator. As compensation for

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
NOTE 2 -- continued

its advisory services, the Fund pays ISI an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.40%. For the six month period ended April 30, 1999 ISI's advisory fee was $234,105 (net of fee waivers) of which $38,181 was payable at the end of the period. As compensation for its administrative services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.20%. For the six month period ended April 30, 1999, ICC's administration fee was $117,053 (net of fee waivers) of which $19,020 was payable at the end of the period.

     ISI and ICC have agreed to reduce their fees proportionately when necessary so that the Fund's annual expenses are no more than 0.90% of the Fund's average daily net assets. For the six months ended April 30, 1999, ISI waived fees of $107,282 and ICC waived fees of $53,641.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or administrator.

     ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily based upon its average daily net assets and paid monthly. For the six months ended April 30, 1999 ICC's fee was $23,896 of which $4,720 was payable at the end of the period.

     ICC also provides transfer agency services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the six months ended April 30, 1999 ICC's fee was $16,238 of which $11,473 was payable at the end of the period.

     ISI Group Inc. ("ISI Group"), which is affiliated with ISI provides distribution services for the ISI class of the Fund. For which ISI Group is paid an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.25% of the ISI Class' average daily net assets. ICC Distributors, Inc. ("ICC Distributors"), a member of the Forum Financial Group of companies, provides distribution services for the Flag Investors Class A Shares for which ICC Distributors is paid an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.25% of the Flag Investors Class A Shares' average daily net assets. For the six months ended April 30, 1999, distribution fees aggregated $146,316. ISI group's fee was $99,421 of which $16,275 was payable at the end of the period. ICC Distributor's fee was $46,895 of which $7,588 was payable at the end of the period.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

NOTE 2 -- concluded

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period ended April 30, 1999 was $818, and the accrued liability was $23,669.

NOTE 3 -- Capital Share Transactions

     The Fund is authorized to issue up to 37 million shares of $.001 par value capital stock (15 million Flag Investors Class A, 20 million ISI Class, and 2 million undesignated). Transactions in shares of the Fund are listed below.

                                                          Flag Investors Class A Shares
                                                      ---------------------------------------
                                                          For the                For the
                                                      Six Months Ended          Year Ended
                                                      April 30, 1999(1)      October 31, 1998
                                                      -----------------      ----------------
Shares sold ....................................            254,000                 206,924
Shares issued to shareholders on
   reinvestment of dividends ...................             46,969                  87,142
Shares redeemed ................................           (305,065)               (470,241)
                                                        -----------             -----------
Net decrease in shares outstanding .............             (4,096)               (176,175)
                                                        ===========             ===========
Proceeds from sale of shares ...................        $ 2,782,700             $ 2,245,321
Value of reinvested dividends ..................            513,130                 943,497
Cost of shares redeemed ........................         (3,341,081)             (5,115,075)
                                                        -----------             -----------
Net decrease from capital share transactions ...        $   (45,251)            $(1,926,257)
                                                        ===========             ===========

------------
(1)  Unaudited.


                                                                ISI Class Shares
                                                      ---------------------------------------
                                                          For the                For the
                                                      Six Months Ended          Year Ended
                                                      April 30, 1999(1)      October 31, 1998
                                                      -----------------      ----------------
Shares sold ....................................            140,630                 518,215
Shares issued to shareholders on
   reinvestment of dividends ...................             85,549                 190,021
Shares redeemed ................................           (303,189)               (695,012)
                                                        -----------             -----------
Net increase/(decrease) in
   shares outstanding ..........................            (77,010)                 13,224
                                                        ===========             ===========
Proceeds from sale of shares ...................        $ 1,539,366             $ 5,635,106
Value of reinvested dividends ..................            934,627               2,057,230
Cost of shares redeemed ........................         (3,317,921)             (7,540,268)
                                                        -----------             -----------
Net increase/(decrease) from
    capital share transactions .................        $  (843,928)            $   152,068
                                                        ===========             ===========

------------
(1)  Unaudited.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 4 -- Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $4,851,050 and sales of investment securities aggregated $8,034,030 for the period ended April 30, 1999.

     On April 30, 1999, aggregate net unrealized appreciation over tax cost for portfolio securities was $5,510,798, of which $5,700,412 related to appreciated securities and $189,614 related to depreciated securities.

NOTE 5 -- Net Assets

     At April 30, 1999, net assets consisted of:


 Paid-in capital:

   Flag Investors Class A Shares ...........................     $ 34,156,260
   ISI Class Shares ........................................       76,257,829
Undistributed net investment loss ..........................         (460,663)
Accumulated net realized gain from security transactions ...          227,001
Unrealized appreciation of investments .....................        5,510,798
                                                                 ------------
                                                                 $115,691,225
                                                                 ============
NOTE 6 -- Subsequent Event

     Effective June 1, 1999 ICC's fees for providing administrative services to the Fund were changed to the following schedule:

             Combined Assets of ISI Funds              Incremental Fee
               ------------------------                 -------------
                    $0-$75,000,000                          .20%
               $75,000,000-$150,000,000                     .15%
               $150,000,000-$225,000,000                    .10%
               $225,000,000-$500,000,000                    .05%
                   over $500,000,000                        .03%

     Concurrent with this fee change ICC terminated its participation in fee waivers.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

Directors and Officers

                                 EDWARD S. HYMAN
                                    Chairman

                   RICHARD T. HALE                     NANCY LAZAR
                    Vice Chairman                    Vice President

                   R. ALAN MEDAUGH                  CARRIE L. BUTLER
               Director and President                Vice President

                  JAMES J. CUNNANE                 MARGARET M. BEELER
                      Director                  Assistant Vice President

                 JOSEPH R. HARDIMAN                  KEITH C. REILLY
                      Director                  Assistant Vice President

                    LOUIS E. LEVY                     AMY M. OLMERT
                      Director                          Secretary

                 EUGENE J. MCDONALD                 JOSEPH A. FINELLI
                      Director                          Treasurer

                  REBECCA W. RIMEL                   SCOTT J. LIOTTA
                      Director                     Assistant Secretary

                 CARL W. VOGT, ESQ.
                      Director


Investment Objective

A mutual fund designed to provide a high level of total return with relative stability of principal as well as the secondary objective of high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.

          This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

          For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                                 FLAG INVESTORS

                          Investing With A Difference


                                    Growth

                       Flag Investors Emerging Growth Fund

                       Flag Investors Equity Partners Fund

                        Flag Investors International Fund


                                    Specialty

                       Flag Investors Communications Fund

                   Flag Investors Real Estate Securities Fund


                                    Balanced

                        Flag Investors Value Builder Fund


                                  Fixed Income

                  Flag Investors Short-Intermediate Income Fund

              Flag Investors Total Return U.S. Treasury Fund Shares


                                 Tax-Free Income

                  Flag Investors Managed Municipal Fund Shares


                                  Money Market

                    Flag Investors Cash Reserve Prime Shares

                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                                 Distributed by:
                             ICC Distributors, Inc.

                                                                            MMSA
                                                                          (6/99)